Exhibit 99.6

                                                                APPENDIX 3F
                                                FINAL SHARE BUY-BACK NOTICE
---------------------------------------------------------------------------

                                                                  Rule 3.8A

                                APPENDIX 3F

                        FINAL SHARE BUY-BACK NOTICE
                     (EXCEPT MINIMUM HOLDING BUY-BACK)


Instroduced 1/9/99.  Origin: Appendices 7D and 7E. Amended 30/9/2001.

Information and documents given to ASX become ASX's property and may be made public.

Name of entity                                          ABN
------------------------------------------------------  -------------------
Rio Tinto Limited                                       96 004 458 404
------------------------------------------------------  -------------------

We (the entity) give ASX the following information.

DESCRIPTION OF BUY-BACK
                                     --------------------------------------
1    Type of buy-back                Selective off-market share buy-back
                                     (being an off-market buy-back tender)
                                     --------------------------------------

DETAILS OF ALL SHARES BOUGHT BACK
                                     --------------------------------------
2    Number of shares bought back    27,294,139 ordinary shares.
                                     --------------------------------------
                                     --------------------------------------
3    Total consideration paid or     A$1,001,694,901.30
     payable for the shares
                                     --------------------------------------
                                     --------------------------------------
4    If buy-back is an on-market     highest price:
     buy-back - highest and          date: N/A
     lowest price paid
                                     lowest price:
                                     date: N/A
                                     --------------------------------------

COMPLIANCE STATEMENT

1. The company is in compliance with all Corporations Act requirements relevant to this buy-back.

2. There is no information that the listing rules require to be disclosed that has not already been disclosed, or is not contained in, or attached to, this form.

Sign here:   /s/ Stephen Consedine                 Date: 9 May 2005
             ----------------------------------         ---------------
             (Company secretary)

Print name:  Stephen Consedine

                                                                APPENDIX 3F
                                                FINAL SHARE BUY-BACK NOTICE
---------------------------------------------------------------------------

                                                                  Rule 3.8A

                                APPENDIX 3F

                        FINAL SHARE BUY-BACK NOTICE
                     (EXCEPT MINIMUM HOLDING BUY-BACK)


Instroduced 1/9/99.  Origin: Appendices 7D and 7E. Amended 30/9/2001.

Information and documents given to ASX become ASX's property and may be made public.

Name of entity                                          ABN
------------------------------------------------------  -------------------
Rio Tinto Limited                                       96 004 458 404
------------------------------------------------------  -------------------

We (the entity) give ASX the following information.

DESCRIPTION OF BUY-BACK
                                     --------------------------------------
1    Type of buy-back                Selective off-market share buy-back
                                     (from Tinto Holdings Australia Pty
                                     Limited)
                                     --------------------------------------

DETAILS OF ALL SHARES BOUGHT BACK
                                     --------------------------------------
2    Number of shares bought back    16,367,000 ordinary shares.
                                     --------------------------------------
                                     --------------------------------------
3    Total consideration paid or     A$600,668,900
     payable for the shares
                                     --------------------------------------
                                     --------------------------------------
4    If buy-back is an on-market     highest price:
     buy-back - highest and          date: N/A
     lowest price paid
                                     lowest price:
                                     date: N/A
                                     --------------------------------------

COMPLIANCE STATEMENT

1. The company is in compliance with all Corporations Act requirements relevant to this buy-back.

2. There is no information that the listing rules require to be disclosed that has not already been disclosed, or is not contained in, or attached to, this form.

Sign here:   /s/ Stephen Consedine                 Date: 9 May 2005
             ----------------------------------         ---------------
             (Company secretary)

Print name:  Stephen Consedine